UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 3, 2008
AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24843 (Commission File Number)	47-0810385 (IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska (Address of principal executive offices)	68102 (Zip Code)
Registrant’s telephone number, including area code: (402) 444-1630
Not applicable
(Former name, former address and former fiscal year, if applicable)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On July 7, 2008, America First Tax Exempt Investors, L.P., a Delaware limited partnership (the “Registrant”), entered into an interest rate cap agreement (the “Cap”) with US Bank, N.A. Under the Cap, US Bank will make payments to the Registrant on a nominal amount of $60.0 million in the event the Securities Industry and Financial Markets Association (“SIFMA”) floating index rate increases above 2.5%. The Cap is intended to partially mitigate the Registrant’s risk from changing short-term interest rates on its new Bank of America tender option bond financing arrangement described in Item 1.02 below.

Item 1.02	Termination of a Material Definitive Agreement.
     On July 3, 2008, the Registrant repaid the entire principal balance and all accrued interest on a $65.1 million bridge loan from Bank of America, N.A. (the “Bridge Loan”), the proceeds of which had be used by the Registrant on June 26, 2008 to redeem the senior securities (known as “P-Floats”) that had been issued in connection with the Registrant’s previous tender offer bond financing arrangements through Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and to satisfy certain other obligations of the Registrant in connection therewith. The funds used by the Registrant were generated from the sale of certain senior trust securities (known as “Floater Certificates”) issued under a tender option bond financing program entered into by the Registrant with Bank of America on June 26, 2008 which is a replacement financing arrangement for the Merrill Lynch P-Float program. The Bridge Loan was provided by Bank of America to allow the Registrant to redeem the P-Floats according to a contractual obligation on June 26, 2008 even though the funds from the issuance of Floater Certificates under the new Bank of America tender option bond financing arrangement were not available on that date. The terms and conditions of Bridge Loan and of the Registrant’s new tender option bond financing arrangements are more fully described in the Report on Form 8-K filed by the Registrant on July 1, 2008.
     There is no affiliation between the Registrant, on the one hand, and either Bank of America, N.A. or US Bank, N.A. on the other hand.

Item 9.01	Financial Statements and Exhibits.
     99. Press Release, dated July 8, 2008, issued by Registrant announcing the funding of its new tender option bond financing with Bank of America, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 8, 2008

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.

By:	America First Capital Associates Limited Partnership Two, its general partner

By:	The Burlington Capital Group, LLC, its general partner

By:	/s/ Michael J. Draper
Michael J. Draper, Chief Financial Officer